SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 22, 2002
(Date of earliest event reported)

Commission File No. 333-98129



                    Wells Fargo Asset Securities Corporation
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        Delaware                                        52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                        21703
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Address of principal executive offices                   (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.    Other Events
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Documents Incorporated by Reference

The consolidated financial statements of MBIA Inc., and its Subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001; prepared in accordance with generally accepted accounting principles, included in the Annual Report on form 10-K of MBIA Inc. for the year ended December 31, 2001, are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-98129) of the Registrant; and (iii) this prospectus supplement and shall be deemed to be a part hereof.

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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------
(EX-23) Consent of PricewaterhouseCoopers LLP, independent certified public accountants of MBIA Insurance
                                         Corporation and subsidiaries in
                                         connection with Wells Fargo Asset
                                         Securities Corporation, Mortgage Pass-
                                         Through Certificates, Series 2002-19

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION


October 22, 2002

                                       By:  /s/ Alan S. McKenney
                                            ------------------------------------
                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                              Paper (P) or
Exhibit No.             Description                           Electronic (E)
-----------             -----------                           --------------

(EX-23)        Consent of PricewaterhouseCoopers              E
               LLP, independent certified public
               accountants of MBIA Insurance
               Corporation and subsidiaries in
               connection with Wells Fargo Asset
               Securities Corporation, Mortgage Pass-
               Through Certificates, Series 2002-19